                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-8 to Registration Statement No. 333-64936 on Form S-4 of our reports dated February 8, 2001 (March 30, 2001 as to Note 3), appearing in the Annual Report on Form 10-K of Dean Foods Company (formerly known as Suiza Foods Corporation) for the year ended December 31, 2000.



Deloitte & Touche LLP

Dallas, Texas
December 21, 2001